Selway Capital Acquisition Corporation
74 Grand Avenue
2nd Floor
Englewood, NJ 07631

_________, 2011
Selway Capital LLC
74 Grand Avenue
2nd Floor
Englewood, NJ 07631

Gentlemen:

This letter will confirm our agreement that commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) relating to the initial public offering of the securities of Selway Capital Acquisition Corporation (the “Company”) and continuing until the earlier of the distribution or liquidation of the trust account to the Company’s then public shareholders (as described in the Registration Statement) or 18 months following the Effective Date of the Registration Statement, Selway Capital LLC (the “Firm”) shall make available to the Company certain general and administrative services, including the use of office space, utilities and secretarial support, as may be required by the Company from time to time, at 74 Grand Avenue, 2nd Floor, Englewood, NJ 07631 (or any successor location). In exchange therefor, the Company shall pay the Firm at the rate of $5,000 per month.

[Signature page follows]

Very truly yours,

SELWAY CAPITAL ACQUISITION CORPORATION

By:
Name:
Title:

Agreed to and Accepted as of the date first written above by:

SELWAY CAPITAL LLC

By:
Name:
Title:

Services Agreement